<Normal>

<Normal>                               AMENDMENT NO. 2

<Normal>                                     TO

<Normal>               MANAGEMENT INFORMATION REIMBURSEMENT
AGREEMENT

<Normal>

<Normal>

<Normal>     This Amendment No. 2 dated as of August 11, 1996,
to Management Information Reimbursement Agreement, as amended by Amendment No. 1, dated as of October 31, 1994 and a letter agreement, dated March 28, 1995 (the "Agreement"), dated as of June 23, 1992, is by and among The Stop & Shop Supermarket Company, a Delaware Corporation ("Supermarkets"), The Stop & Shop Companies, Inc., a Delaware corporation ("Stop & Shop"), S & S Credit Co., Inc., a Delaware corporation ("S & S Credit Co."), Bradlees Administrative Co., Inc., a Massachusetts corporation ("Buyer"), and Bradlees, Inc., a Massachusetts corporation ("Parent" and, together with Buyer, "Payors"). All capitalized terms herein shall have the same meaning as set forth in the Agreement.

<Normal>

<Normal>RECITALS

<Normal>

<Normal>     WHEREAS, Supermarkets, Stop & Shop, S & S Credit
Co., Buyer and Parent are parties to the Agreement;

<Normal>

<Normal>     WHEREAS, on June 23, 1995, (the "Petition Date"),
the Payors each filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code, and the Payors continue to operate their respective businesses and manage their respective properties as debtors-in-possession;

<Normal>

<Normal>     WHEREAS,  Stop & Shop has continued to provide
data processing services to the Payors in accordance with the terms of the Agreement;

<Normal>

<Normal>     WHEREAS, the Payors desire to implement, in an
orderly fashion and cost efficient manner, their own information and telecommunications system, independent of Stop & Shop;

<Normal>

<Normal>     WHEREAS, the Payors desire, among other things, to
off-load from Stop & Shop's computer system a certain portion of the BI minor application codes and associated processing
("BIMIS") as defined in Section 3(a) hereof pertaining to the Payors by February 2, 1997, and;

<Normal>

<Normal>     WHEREAS, the Payors and Stop & Shop desire to
terminate the Agreement on June 30, 1997 but no later than July
5, 1997;

<Normal>

<Normal>     WHEREAS, in exchange for the modifications and
amendments contained herein, subject to Bankruptcy Court approval, the Payors desire to assume, pursuant to Bankruptcy
Code  365, the Agreement.

<Normal>

<Normal>

<Normal>     NOW THEREFORE, in consideration of the premises and
the mutual undertakings set forth herein, Stop & Shop, Supermarkets, S & S Credit Co. and Payors hereby agree as follows:

<Normal>

<Normal>     1.  Anything contained in Section 2(a) of the
Agreement to the contrary notwithstanding , during the period (such period, the "Final MIRA Period") from August 11, 1996 through June 30, 1997 but no later than July 5, 1997 (the "Termination Date"), the Payors shall pay Stop & Shop in lieu of reimbursing Stop & Shop for the Aggregate Buyer Expenses and Annual Expense Adjustments for such period, the amounts set forth on Schedule 1 hereto on the dates specified therein; provided that this does not change Payors' additional obligations to pay for Exclusive Use Expenses set forth in the Agreement.

<Normal>

<Normal>     2.  During the Final MIRA Period, Stop & Shop shall
continue to provide data processing and related services pursuant to the terms of the Agreement; provided however, that, anything contained in the Agreement to the contrary notwithstanding, during the Final MIRA Period, the Payors shall not permit or cause utilization levels to exceed, to any extent, current utilization levels so as to cause Stop & Shop to acquire or make any changes in hardware, software, telecommunications or business applications systems to support either capacity or processing requirements.

<Normal>

<Normal>     3.  (a) On or before February  2, 1997, the Payors
shall off-load from Stop & Shop's computer system no less than 80% of each aspect of BIMIS (mainframe usage, disk drive usage and print usage -- BI minor application codes and associated processing including CICS usage) pertaining to the Payors.

<Normal>

<Normal>         (b) In the event that Payors fail to complete
off-loading of no less than 80% of BIMIS by February 2, 1997, then, through the Termination Date, the Payors shall pay to Stop & Shop the sum of $500,000 per fiscal period in lieu of the amount set forth on Schedule 1 for such fiscal period until the off-loading of no less than 80% of BIMIS is completed, at which time the Payors shall pay to Stop & Shop the amount set forth on
Schedule 1 per fiscal period through the Termination Date.

<Normal>

<Normal>     4.  During the period from August 11, 1996 through
February 1, 1997, the Payors shall not permit or cause input/output or stored data to exceed current levels so as to cause Stop & Shop to acquire or make any changes in hardware, software, telecommunications or business application systems, unless Payors obtain the prior approval in writing by Stop & Shop and that any associated costs thereto are paid in advance by the Payors.

<Normal>

<Normal>     5.  Payors and Stop & Shop shall cooperate fully
with each other in all respects so as to reduce costs and expenses through the Termination Date, including costs and expenses arising in connection with the off-loading of no less than 80% of BIMIS.

<Normal>

<Normal>     6.  Payors and Stop & Shop shall coordinate and
cooperate with each other with respect to the off-loading of no less than 80% of BIMIS and the exit or conversion of any and all workload or processing so as to reduce any possible adverse effect or disruption to both parties' data processing operations or processing deadlines.

<Normal>

<Normal>     7.  Payors acknowledge that any expenses or
liability arising from any transfer of existing software, existing documentation and existing data relating to the conversion shall be included in Exit Expenditures payable by Payors. Exit Expenditures shall be reasonable, calculated by the Stop & Shop Entities in good faith and discussed with the Payors.

<Normal>

<Normal>     8.  Anything contained in Section 3 of the
Agreement to the contrary notwithstanding, the Agreement shall terminate on June 30, 1997, but at the option of Payors may be extended to, but no later than, July 5, 1997 and all services provided by Stop & Shop under the Agreement to Payors shall cease on such date.

<Normal>

<Normal>     9.  To the extent that any provisions of this
Amendment No. 2 are inconsistent with the terms and conditions of the Agreement, the provisions of this Amendment No. 2 shall prevail.

<Normal>

<Normal>    10.  This Amendment No. 2 shall become effective
upon the entry by the Bankruptcy Court of an order approving the assumption of the Agreement, as amended by this Amendment No. 2, pursuant to Section 365 of the Bankruptcy Code, and upon receipt by Stop & Shop of the amounts set forth below. Payors shall use their reasonable efforts to seek as expeditiously as possible the approval of the Bankruptcy Court of the Amendment No. 2 and the assumption of the Agreement pursuant to Section 365 of the Bankruptcy Code. Stop & Shop shall provide such information and cooperation to the Payors as they shall reasonably require in seeking approval of Amendment No. 2 and assumption of the Agreement. Stop & Shop shall consent to any motion to assume the Agreement in form and substance reasonably satisfactory to Stop & Shop. As of the date hereof, Stop & Shop acknowledges that there are no defaults and further acknowledges and agrees that no amounts pertaining to this Agreement are owed by Payors to Stop & Shop for any pre-petition and post-petition periods except as set forth below. Notwithstanding the foregoing, Stop & Shop agrees that Payors may seek approval and assumption of the Agreement and of this Amendment No. 2 to the Agreement nunc pro tunc to August 11, 1996, and that pending approval by the Bankruptcy Court, Payors will be deemed to have fully performed all of their obligations under the Agreement by performing all of their obligations under the Agreement as amended by Amendment No. 2 to the Agreement; provided that Payors pay Stop & Shop an amount equal to $126,316.60, which includes all amounts owed to Stop & Shop by Payors and all amounts owed to Payors by Stop & Shop, regarding their pre-petition obligations under the Agreement, promptly after the entry by the Bankruptcy Court of an order approving the assumption of this Agreement.

<Normal>

<Normal>    11.  Prior to the Termination Date, Buyer shall
consider, at its sole discretion, whether to purchase the assets (or a portion of such assets) used by the Stop & Shop Entities exclusively in connection with the Bradlees Entities and all assets used by the Stop & Shop Entities and not needed by such entities after the Termination Date (collectively, "Excess Assets") (or, if such equipment is leased by the Stop & Shop Entities, whether such lease shall be assigned to Buyer if such assignment can be effected without breaching such lease) for a price equal to the value of such equipment on the books of the Stop & Shop Entities at such time (or, in the case of the leases, Buyer shall assume, and the Stop & Shop Entities shall be released from, all obligations under such leases). Prior to the Termination Date, the Stop & Shop Entities shall provide to the Buyer a list of Excess Assets including the book value of such Excess Assets or the remaining lease payments for such Excess Assets. The parties hereto will cooperate with one another to minimize the adverse effects to both parties of compliance with this Section 11.

<Normal>

<Normal>    12.  The agents of the Bradlees Entities shall
include without limitation any third party which shall provide
outsourcing services to the Bradlees Entities.   Prior to and
through the Termination Date, the Stop & Shop Entities shall provide to the Payors or their designee all information and assistance necessary to ensure the smooth transition of responsibility for the services provided under the Agreement to either the Payors or their designee.

<Normal>

<Normal>      IN WITNESS WHEREOF, the parties hereto have caused
this Amendment No. 2 to be duly executed as of the date first above written.

<Normal>

<Normal>

<Normal>THE STOP & SHOP SUPERMARKET COMPANY

<Normal>

<Normal>By:

<Normal>     --------------------------------

<Normal>Name:

<Normal>Title:

<Normal>

<Normal>Date:

<Normal>

<Normal>

<Normal>THE STOP & SHOP COMPANIES, INC.

<Normal>

<Normal>By:  --------------------------------

<Normal>Name:

<Normal>Title:

<Normal>

<Normal>Date:

Normal

<Normal>

<Normal>S & S CREDIT CO., INC.

<Normal>

<Normal>By:

<Normal>     --------------------------------

<Normal>Name:

<Normal>Title:

<Normal>

<Normal>Date:

<Normal>

<Normal>BRADLEES, INC.

<Normal>

<Normal>By:

<Normal>     --------------------------------

<Normal>Name:

<Normal>Title:

<Normal>

<Normal>Date:

<Normal>

<Normal>

<Normal>BRADLEES ADMINISTRATIVE CO., INC.

<Normal>

<Normal>By:

<Normal>     --------------------------------

<Normal>Name:

<Normal>Title:

<Normal>

<Normal>Date:

<Normal>

<Normal>

<Normal>                                     SHEET 1

<Normal>                            BRADLEES PERIOD EXPENSES

<Normal>

<Normal>                         Period 8, 1996 - Period 6, 1997

<Normal>                 (BIMIS offload completion targeted for
Period 1, 1997)

<Normal>

<Normal>Fiscal 1996

<Normal>Period  8                     9/7/96
$500,000

<Normal>Period  9                     10/5/96
$500,000

<Normal>Period 10                     11/2/96
$500,000

<Normal>Period 11                     11/30/96
$500,000

<Normal>Period 12                     12/28/96
$500,000

<Normal>Period 13                     2/1/97
$500,000

<Normal>Fiscal 1997

<Normal>Period  1                     3/1/97
$370,000

<Normal>Period  2                     3/29/97
$370,000

<Normal>Period  3                     4/26/97
$370,000

<Normal>Period  4                     5/24/97
$370,000

<Normal>Period  5                     6/21/97
$370,000

<Normal>Period  6                     7/19/97
$200,000

<Normal>

<Normal>

<Normal>